Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aearo Company I (the 'Company'), on Form 10-Q for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the 'Report'), I, Michael A. McLain, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 /s/ Michael A. McLain
                                                 Michael A. McLain
                                                 Chairman, President
                                                 and Chief Executive Officer
August 15, 2005


A signed written statement required by Section 906 has been provided to Aearo Company I and will be retained by Aearo Company I and furnished to the Securities and Exchange Commission and its staff upon request.